File No. 33-79170, 811-8524
                                        Filed under Rule 497(e)
Equitable Life Insurance Company of Iowa


                      Prospectus Supplement

                          July 9, 1997

                             to the

             Equi-Select Variable Annuity Prospectus
Dated May 1, 1997 as Supplemented May 28, 1997 and June 26, 1997

                           __________


     On July 7, 1997, Equitable of Iowa Companies ("Equitable of Iowa") and ING Groep, N.V. ("ING") entered into a definitive merger agreement providing for Equitable of Iowa to become a wholly owned subsidiary of ING in a transaction expected to occur in the fourth quarter of this year. Equitable of Iowa is the corporate parent of Equitable Life Insurance Company of Iowa, the issuer of the Equi-Select Variable Annuity, Equitable of Iowa Securities Network, Inc., the distributor of the Equi-Select Variable Annuity and the Equi-Select Series Trust (the "ESS Trust"), Equitable Investment Services, Inc. ("EISI"), the manager of the ESS Trust, and Directed Services, Inc. ("DSI"), the manager of The GCG Trust (together with the ESS Trust, the "Trusts"). ING, headquartered in the Netherlands, is a global financial services holding company with over $275 billion in assets and another $50 billion in third-party assets under management. It is anticipated that Equitable of Iowa's operations will be merged with the North American life insurance operations of ING, and consummation of the acquisition, which is subject to a number of conditions including customary regulatory approvals, will likely result in the termination of the investment advisory agreement between EISI and the ESS Trust, the sub-advisory agreements among the ESS Trust and each of the ESS Trust's sub-advisers, the management agreement between DSI and The GCG Trust, and the portfolio management agreements among DSI, The GCG Trust, and each of The GCG Trust's portfolio managers.
It is expected that the respective Boards of Trustees of the Trusts will consider before that time new agreements with EISI, the ESS Trust's sub-advisers, DSI, and The GCG Trust's portfolio managers in respect of the Trusts. Any such agreements, which will likely be substantially identical to the current agreements, would be subject to approval by shareholders of the respective Trusts.



This supplement should be retained with your Equi-Select Prospectus.



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